Exhibit 99.2



                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:                June 30, 2006

TO:                  Countrywide Home Loans, Inc.

ATTENTION:           Documentation Unit

FROM:                Swiss Re Financial Products Corporation

RE:                  Swap Transaction

REFERENCE NO:        981504

Dear Sir or Madam:

      The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transactions traded between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the trade date specified below (the "Transactions"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

      Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

      This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (Multicurrency - Cross Border) dated as of December 15, 2005, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-12 dated as of June 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
-------------
Trade Date:                              June 27, 2006

Effective Date:                          June 30, 2006

Termination Date:                        August 25, 2010, subject to
                                         adjustment in accordance with the
                                         Following Business Day Convention.

Notional Amount:                         With respect to any Calculation
                                         Period, the lesser of (i) the amount
                                         set forth for such period in Annex A
                                         attached hereto and (ii) the
                                         aggregate Certificate Principal
                                         Balance of the Class 1-A, Class
                                         2-A-1, Class 2-A-2, Class 2-A-3,
                                         Class M-1, Class M-2, Class M-3,
                                         Class M-4, Class M-5, Class M-6,
                                         Class M-7, Class M-8 and Class B
                                         Certificates (as defined in the
                                         Pooling and Servicing Agreement)
                                         immediately prior to the Distribution
                                         Date (as defined in the Pooling and
                                         Servicing Agreement) occurring in the
                                         calendar month in which such
                                         Calculation Period ends.

Upfront Amount:
---------------

         Upfront Amount:                 Party B will pay $2,580,000 to Party
                                         A on June 30, 2006.

Floating Amounts:
-----------------

         Floating Rate Payer:            Party A

         Floating Rate Payer Payment     Early Payment shall be applicable.
         Dates:                          For each Calculation Period, the
                                         Floating Rate Payer Payment Date
                                         shall be the first Business Day prior
                                         to the related Floating Rate Payer
                                         Period End Date.

         Floating Rate Payer Period      The 25th of each month in each year
         End Dates:                      from (and including) July 25, 2006 to
                                         (and including) the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

         Floating Rate Option:           USD-LIBOR-BBA.

         Designated Maturity:            One Month

         Spread:                         None

         Floating Rate Day Count         Actual/360
         Fraction:

         Reset Dates:                    The first day of each Calculation
                                         Period.

         Compounding:                    Inapplicable

         Business Days for Reset:        London <<CXC_Float_Business_Days>>

Fixed Amounts:
--------------

         Fixed Rate Payer:               Party B

         Fixed Rate Payer Payment        The 25th of each month in each year
         Dates:                          from (and including) July 25, 2006 to
                                         (and including) the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

         Fixed Rate Payer Period End     The 25th of each month in each year
         Dates:                          from (and including) July 25, 2006 to
                                         (and including) August 25, 2010, with
                                         No Adjustment.

         Fixed Rate:                     5.60%

         Fixed Rate Day Count            30/360
         Fraction:




Business Days for Payments by Both       New York.
Parties:

Amendment to Section  2(c)  of  the      Notwithstanding anything to the
Agreement:                               contrary in Section 2(c) of the
                                         Agreement, amounts that are payable
                                         with respect to Calculation Periods
                                         which end in the same calendar month
                                         (prior to any adjustment of period
                                         end dates) shall be netted, as
                                         provided in Section 2(c) of the
                                         Agreement, even if such amounts are
                                         not due on the same payment date. For
                                         avoidance of doubt any payments
                                         pursuant to Section 6(e) of the
                                         Agreement shall not be subject to
                                         netting.

Procedural Terms:
-----------------

Account Details:

         Payments to Party A:            JPMorgan Chase Bank
                                         SWIFT: CHASUS33
                                         For the Account of Swiss Re Financial
                                           Products Corporation
                                         Account No.: 066-91118

         Payments to Party B:            As per Party B's standard settlement
                                         instructions; provided, however that
                                         upon any assignment of this
                                         Transaction, account details shall be
                                         provided in the assignment agreement.

Assignment:                              Party A will not unreasonably
                                         withhold or delay its consent to an
                                         assignment of this Transaction to any
                                         other third party.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                    Attention: Derivatives Documentation
                    Fax: (917) 322-7201 Phone: (212) 407-7322


SWISS RE FINANCIAL PRODUCTS CORPORATION



By: ________________________________________
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

COUNTRYWIDE HOME LOANS INC.



By: _______________________________________
    Name:
    Title:

                                    Annex A

Period Start Date          Period End Date     Notional Amount

30-Jun-06                  25-Jul-06             1,021,800,000
25-Jul-06                  25-Aug-06             1,006,122,365
25-Aug-06                  25-Sep-06               989,472,274
25-Sep-06                  25-Oct-06               971,846,969
25-Oct-06                  25-Nov-06               953,252,497
25-Nov-06                  25-Dec-06               933,701,597
25-Dec-06                  25-Jan-07               913,214,328
25-Jan-07                  25-Feb-07               894,751,869
25-Feb-07                  25-Mar-07               875,393,332
25-Mar-07                  25-Apr-07               855,178,758
25-Apr-07                  25-May-07               834,158,926
25-May-07                  25-Jun-07               812,390,843
25-Jun-07                  25-Jul-07               789,916,102
25-Jul-07                  25-Aug-07               771,813,923
25-Aug-07                  25-Sep-07               753,226,398
25-Sep-07                  25-Oct-07               734,231,814
25-Oct-07                  25-Nov-07               710,519,097
25-Nov-07                  25-Dec-07               682,636,127
25-Dec-07                  25-Jan-08               654,045,365
25-Jan-08                  25-Feb-08               626,462,856
25-Feb-08                  25-Mar-08               600,090,323
25-Mar-08                  25-Apr-08               574,776,159
25-Apr-08                  25-May-08               550,604,377
25-May-08                  25-Jun-08               528,122,500
25-Jun-08                  25-Jul-08               492,623,195
25-Jul-08                  25-Aug-08               456,738,797
25-Aug-08                  25-Sep-08               423,591,259
25-Sep-08                  25-Oct-08               393,018,973
25-Oct-08                  25-Nov-08               364,759,625
25-Nov-08                  25-Dec-08               338,373,782
25-Dec-08                  25-Jan-09               321,993,603
25-Jan-09                  25-Feb-09               308,140,437
25-Feb-09                  25-Mar-09               294,888,981
25-Mar-09                  25-Apr-09               282,215,893
25-Apr-09                  25-May-09               270,095,025
25-May-09                  25-Jun-09               258,228,090
25-Jun-09                  25-Jul-09               246,953,007
25-Jul-09                  25-Aug-09               236,151,498
25-Aug-09                  25-Sep-09               225,837,326

25-Sep-09                  25-Oct-09               215,985,507
25-Oct-09                  25-Nov-09               206,574,100
25-Nov-09                  25-Dec-09               197,820,247
25-Dec-09                  25-Jan-10               189,448,475
25-Jan-10                  25-Feb-10               181,451,376
25-Feb-10                  25-Mar-10               173,791,329
25-Mar-10                  25-Apr-10               166,454,109
25-Apr-10                  25-May-10               159,426,128
25-May-10                  25-Jun-10               152,691,579
25-Jun-10                  25-Jul-10               146,244,008
25-Jul-10                  25-Aug-10               140,068,736